SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 12, 1999


                              COLTEC INDUSTRIES INC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




       Pennsylvania                    1-7568                    13-1846375
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)




                                3 Coliseum Centre
                              2550 West Tyvola Road
                         Charlotte, North Carolina 28217
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


         Registrant's telephone number, including area code: (704) 423-7000
                                                             --------------

                                       N/A
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a) On July 12, 1999, The B.F.Goodrich Company, a New York corporation ("BFGoodrich"), acquired Coltec Industries Inc, a Pennsylvania corporation ("Coltec"), pursuant to the merger (the "Merger") of Runway Acquisition
     Corporation, a Pennsylvania corporation and a wholly owned subsidiary of BFGoodrich ("Sub"), with and into Coltec. Upon consummation of the Merger, Coltec became a wholly owned subsidiary of BFGoodrich. The Merger was effected pursuant to an Agreement and Plan of Merger dated as of November 22, 1998 among BFGoodrich, Sub and Coltec (the "Merger Agreement"), incorporated by reference herein.

     As a result of the Merger, each share of Coltec common stock was converted into the right to receive 0.56 shares of BFGoodrich common stock, or approximately 35,390,126 BFGoodrich common shares in the aggregate, with cash being paid in lieu of fractional shares of BFGoodrich common stock.

     Upon effectiveness of the Merger, the then outstanding and unexercised options exercisable for shares of Coltec common stock were converted into options exercisable for an aggregate of approximately 2,978,080 shares of BFGoodrich common stock having the same terms and conditions as the Coltec options, except that the exercise price and the number of shares issuable upon exercise were divided and multiplied, respectively, by 0.56. In addition, upon effectiveness of the Merger, holders of the 5-1/4% Convertible Preferred Securities, Term Income Deferrable Equity Securities (TIDES) (SM)* issued by Coltec Capital Trust, a statutory business trust formed under the laws of the State of Delaware, received the right to convert each such convertible preferred security into 0.955248 of a share of BFGoodrich common stock, subject to certain adjustments.

     The basic terms of the Merger and the relationships between Coltec and BFGoodrich, and the respective directors and executive officers of Coltec and BFGoodrich, were described in the Joint Proxy Statement/Prospectus dated March 9, 1999 filed in connection with BFGoodrich's Registration Statement on Form S-4 (Registration No. 333-74067), which is incorporated by reference herein. The terms of the Merger were determined in accordance with the Merger Agreement and were established through arm's length negtiations between Coltec and BFGoodrich.

     On July 12, 1999, BFGoodrich issued a press release, which is incorporated by reference herein. Certain of the statements contained in the press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. BFGoodrich's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "are likely to be," and similar expressions.

(b) As of the effectiveness of the Merger, the Board of Directors of BFGoodrich consists of the following individuals: David L. Burner, Diane C. Creel, George A. Davidson, Jr., James J. Glasser, Jodie K. Glore, John W. Guffey, Jr., William R. Holland, David I. Margolis, Douglas E. Olesen, Richard de
     J. Osborne, Alfred M. Rankin, Jr., Robert H. Rau, James R. Wilson and A. Thomas Young.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

See Item 1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     See Exhibit Index


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     *   The terms Term Income Deferrable Equity Securities (TIDES) (SM) and
TIDES (SM) are registered service marks of Credit Suisse First Boston
Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COLTEC INDUSTRIES INC
                                                (Registrant)



Date:  July 12, 1999                            By:  /s/Nicholas J. Calise
                                                   -------------------------
                                                   Nicholas J. Calise
                                                   Secretary

                                  EXHIBIT INDEX


Exhibit No.        Description of Exhibit

1.1 Agreement and Plan of Merger dated as of November 22, 1998 among The B.F.Goodrich Company, Runway Acquisition Corporation and Coltec Industries Inc (filed as Annex I to the Joint Proxy Statement/Prospectus dated March 9, 1999 included in The B.F.Goodrich Company's Registration Statement on Form S-4, Registration No. 333-74067, and incorporated herein by reference)**

1.2                Press Release dated July 12, 1999

1.3 Joint Proxy Statement/Prospectus dated March 9, 1999 included in The B.F.Goodrich Company's Registration
                   Statement on Form S-4, Registration No. 333-74067, is incorporated herein by reference.


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** The  registrant  hereby  undertakes  to furnish  supplementally a copy of any omitted schedule to this Agreement to the Securities and Exchange Commission upon request.